Exhibit 10.7

TERMINATION OF EXPANSION AGREEMENT

THIS TERMINATION OF EXPANSION AGREEMENT (this “Termination”) is executed by TC LEGACY LAND VENTURE, LLC, a Delaware limited liability company (“Owner”), and REATA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A.
Owner and Tenant are parties to a certain Expansion Agreement dated October 15, 2019 (the “Expansion Agreement”). The Expansion Agreement encumbers the land owned by Owner located in Collin County, Texas and legally described on Exhibit A attached hereto (the "Land").
B.
The Expansion Agreement is described in a certain Memorandum of Expansion Agreement dated effective October 15, 2019, executed by Owner and Tenant and recorded under Clerk’s File No. 20191218001610350, Official Public Records, Collin County, Texas, as amended by a Correction Instrument recorded under Clerk’s File No. 20200311000354600, Official Public Records, Collin County, Texas (collectively, the “Memorandum”).
C.
Owner and Tenant are executing this Termination to evidence the termination of the Expansion Agreement and to release the Memorandum.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Tenant hereby agree as follows:

1.
The Expansion Agreement has terminated and neither Owner nor Tenant has any further rights or obligations under the Expansion Agreement.
2.
The Memorandum is hereby released from the Land.
3.
This Termination may be separately executed in any number of counterparts, each of which will be an original, but all of which, taken together, will be deemed to constitute one and the same instrument. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. If this Termination is transmitted by facsimile machine, electronic mail, or other electronic transmission, it shall be treated for all purposes as an original document. Additionally, the signature of any party on this Termination transmitted by way of a facsimile machine, electronic mail, or other electronic transmission shall be considered for all purposes as an original signature. Any such transmitted document shall be considered to have the same binding legal effect as an original document.
4.
This Termination is contingent upon TC Legacy Phase I Venture, LLC, a Delaware limited liability company, and Tenant executing and delivering to each other a Second Amendment to Lease Agreement concurrently with the execution of this Termination by Owner and Tenant.

Reata Confidential

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 36105429v.1" "" 36105429v.1

Exhibit 10.7

EXECUTED AND DELIVERED as of the date and year first above written.

OWNER:

TC LEGACY LAND VENTURE, LLC,

a Delaware limited liability company

By: TC Legacy Land Member, LLC,

a Delaware limited liability company,

its managing member

By: TCDFW Office Development, Inc.,

a Delaware corporation,

its sole member

By:

Print:

Its:

STATE OF TEXAS §

§

COUNTY OF DALLAS §

This instrument was acknowledged before me on May ___, 2023, by ___________________________, the _________________________ of TCDFW Office Development, Inc., a Delaware corporation, the sole member of TC Legacy Land Member, LLC, a Delaware limited liability company, the managing member of TC LEGACY LAND VENTURE, LLC, a Delaware limited liability company, on behalf of said limited liability companies and corporation.

[NOTARIAL SEAL]

NOTARY PUBLIC

Reata Confidential

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 36105429v.1" "" 36105429v.1

Exhibit 10.7

TENANT:

REATA PHARMACEUTICALS, INC.,

a Delaware corporation

By:

Print:

Its:

STATE OF TEXAS §

§

COUNTY OF COLLIN §

This instrument was acknowledged before me on June 19, 2023, by Scott Krikorian, the President & CEO of REATA PHARMACEUTICALS, INC., a Delaware corporation, on behalf of said corporation.

[NOTARIAL SEAL]

NOTARY PUBLIC

Reata Confidential

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 36105429v.1" "" 36105429v.1

Exhibit 10.7

EXHIBIT A

The Land

BEING a tract of land situated in the Henry Cook Survey, Abstract No.183, City of Plano, Collin County, Texas and being all of Lots 1 and 3, Block A of TCC Legacy, Lots 1, 2, & 3, Clock A, an addition to the City of Plano, according to the Conveyance Plat, recorded in Volume 2019, Page 454, Map Records of Collin County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found for the northwest corner of said Lot 3, Block A, common to the northeast corner of Lot 1, Block A, according to the Final Plat of Ericsson Village Lot 1, Block A, as recorded in Instrument No. 200812020100004190, Map Records of Collin County, Texas, common to a point on the southerly right of way line of Legacy Drive, a variable width right of way, according to the plat recorded in Cabinet C, Page 774, Map Records of Collin County, Texas, same being at the beginning of a curve to the left having a central angle of 00°47'05", a radius of 2024.06 feet, a chord bearing and distance of North 89°45'00" East, 27.72 feet;

THENCE In a northeasterly direction, along the northerly line of said Lot 3, Block A, and the southerly right of way line of said Legacy Drive, and with said curve to the left, an arc distance of 27.72 feet to a 5/8-inch iron rod with a red plastic, stamped “KHA” set for corner;

THENCE North 89°21'27" East, continuing along the northerly line of said Lot 3, Block A, and the southerly right of way line of said Legacy Drive, a distance of 88.26 feet to a 5/8-inch iron rod with a red plastic, stamped “KHA” set for the westerly corner of a right of way dedication as dedicated in said TCC Legacy, Lots 1, 2, & 3, Block A;

THENCE South 85°52’43” East, continuing along the northerly line of said Lot 3, Block A, and the southerly right of way line of said Legacy Drive, a distance of 120.41 feet to a 5/8-inch iron rod with a red plastic, stamped “KHA” set for a corner;

THENCE North 89°21'27" East, continuing along the northerly line of said Lot 3, Block A, and the southerly right of way line of said Legacy Drive, passing the north common corner of said Lot 3 and aforesaid Lot 1, Block A, continuing along the northerly line of said Lot 1, a distance of 598.63 feet to a 5/8-inch iron rod with a red plastic, stamped “KHA” set for the northerly, northeast corner of said Lot 1, common to the north end of corner clip located on the southerly right of way line of said Legacy Drive and the westerly right of way line of Communications Parkway, a variable width right of way as dedicated in said TCC Legacy, Lots 1, 2, & 3, Block A;

THENCE South 45°39'36" East, along the northeasterly line of said Lot 1, the northeasterly line of aforesaid Lot 2, Block A, and along said corner clip, a distance of 23.50 feet to easterly corner of said Lot 1, same being the northerly, northeast corner of Lot 2, Block A of said TCC Legacy;

THENCE South 46°24’04” West, along the common line of said Lots 1 and 2, a distance of 388.61 feet to a corner;

Reata Confidential

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 36105429v.1" "" 36105429v.1

Exhibit 10.7

THENCE South 00°38’40” East, continuing along the common line of said Lots 1 and 2, a distance of 205.65 feet to the southeast corner of said Lot 1 and the southwest corner of said Lot 2, same being on a northerly line of aforesaid Lot 3;

THENCE North 89°21’20” East, along the southerly line of said Lot 2 and a northerly line of said Lot 3, a distance of 297.77 feet to the southeast corner of said Lot 2 and the easterly, northeast corner of said Lot 3, same being on the westerly right of way line of Communications Parkway, a variable width right of way as dedicated in Cabinet M, Page 40, Map Records of Collin County, Texas;

THENCE South 00°43'46" East, along the easterly line of said Lot 3 and the a distance of 348.58 feet to an aluminum disk found for the southeast corner of said Lot 3, Block A and the westerly right of way line of said Communications Parkway, common to the northeast corner Lot 3, Block A, according to the Replat of Ericsson Village Addition Lots 2R and 3, Block, as recorded in Instrument No. 20150623010002250, Map Records of Collin County, Texas;

THENCE South 89°16'13" West, along the southerly line of said Lot 3, Block A (TCC Legacy), and the northerly line of said Lot 3, Block A (Ericsson Village Addition), a distance of 843.58 feet to the southwest corner of said Lot 3, Block A (TCC Legacy) same being the northwest corner of said Lot 3, Block A, common to a point on the easterly line of said Lot 1, Block A, from which a 1/2-inch iron rod found bears, South 13°27' East, a distance of 0.40 feet;

THENCE along the easterly line of said Lot 1, Block A and the westerly line of said Lot 3, Block A (TCC Legacy), the following courses and distances:

North 00°33'11" West, a distance of 177.84 feet to a point at the beginning of a non-tangent curve to the left having a central angle of 68°03'13", a radius of 335.00 feet, a chord bearing and distance of North 02°10'41" East, 374.92 feet, from which a 5/8-inch iron rod found bears, South 31°15' East, a distance of 0.04 feet;

In a northeasterly direction, with said curve to the left, an arc distance of 397.90 feet to a 5/8-inch iron rod found at the beginning of a reverse curve to the right having a central angle of 31°17'54", a radius of 280.00 feet, a chord bearing and distance of North 16°11'59" West, 151.06 feet;

In a northwesterly direction, with said curve to the right, an arc distance of 152.95 feet to a 5/8-inch iron rod found for corner;

North 00°33'11" West, a distance of 149.28 feet to the POINT OF BEGINNING and containing 13.549 acres (590,199 square feet) of land, more or less.

Reata Confidential

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 36105429v.1" "" 36105429v.1